
Northwest Oregon


Southwest Oregon

BANK OF THE
CASCADES
Everything's Possible


Central Oregon


Boise, Idaho

Forward Looking Information

This presentation contains forward-looking statements, which are not historical facts and pertain to our future operating results. These statements include, but are not limited to, our plans, objectives, expectations and intentions and are not statements of historical fact. When used in this report, the word "expects," "believes," "anticipates" and other similar expressions are intended to identify forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific risks and uncertainties include, but are not limited to, general business and economic conditions, changes in interest rates including timing or relative degree of change, and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business conditions, strategies and decisions, and such assumptions are subject to change.

Results may differ materially from the results discussed due to changes in business and economic conditions that negatively affect credit quality, which may be exacerbated by our concentration of operations in the States of Oregon and Idaho generally, including the Oregon communities of Central Oregon, Northwest Oregon, Southern Oregon, and the Idaho communities in Ada, Canyon and Payette counties, specifically. Likewise, competition or changes in interest rates could negatively affect the net interest margin, as could other factors listed from time to time in the Company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof.

CASCADE BANCORP

CACB OVERVIEW:

A Compelling Core Holding

- **Banking Top Tier Markets**
- **Opportunity to Expand Share Within Fast Growth Markets**
- **Sustained High Performance**



CASCADE BANCORP

CACB OVERVIEW:

Sustained High Performance

	COMPOUND GROWTH RATE	
Sustained Growth	**3 year**	**5 year**
Loan Growth	47.4%	34.9%
Deposit Growth	36.7%	31.3%
Earnings Per Share Growth	24.8%	24.5%
Shareholder Return		
Stock Price Appreciation	36.0%	35.1%
Cash Dividend Growth	15.7%	17.9%

CACB OVERVIEW:

Total Return on $100

(Since Offering Jan 1994)


Cascade Bancorp
NASDAQ Composite
Russell 2000
SNL NASDAQ Bank Index
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Cascade
Jan-94
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06

CACB:

Cascade Strategies

1. Top Tier Markets
2. Top Tier Bankers
3. Top Tier Technology



STRATEGIC FOCUS:

Banking Top Tier Markets

Serving Growth Markets in Northwest

- Growth Market Footprint Among Top 10 Nationally
- #1 Growth Market Footprint in Northwest
- All Markets Growing Above 90th Percentile Nationally



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STRATEGIC FOCUS:

Banking Top Tier Markets

Serving Growth Markets in Northwest

Central Oregon (11 branches)

- 97th percentile rate of population growth

Northwest OR (5 branches)

- 97% / 93% percentile population growth

Southwest Oregon (5 branches)

- 95% percentile rate of population growth

Boise/Treasure Valley, ID (12 branches)

- 98% percentile rate of population growth
- F&M Acquisition April 2006
- Top Community Bank Market Share (6.7% Deposits)

STRATEGIC FOCUS:

Banking Top Tier Markets

Cascade Markets Population CAGR

(By County 2000-2010)


3.8%
1.8%
1.8%
1.7%
1.7%
1.2%
0.9%
4.3%
2.4%
1.3%
National
CAGR 1.2%
Deschutes, OR
Jackson, OR
Marion, OR
Crook, OR
Polk, OR
Josephine, OR
Portland OR(Multnomah)
Canyon, ID
Ada, ID
Payette, ID
Oregon Markets
Idaho (F&M) Markets

Source: SNL Financial LC

STRATEGIC FOCUS:

Banking Top Tier Markets

"Growth Market footprint among Top 10 in the Nation[(1)]"


Comparative Growth Footprint
Northwest Peer Banks (2)
(Deposit - Weighted Population CAGR 2005-2010)
Cascade
Average Northwest CAGR 1.4%
Average National CAGR 1.2%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
Cascade
Horizon Financial Corp.
Columbia Bancorp
Washington Banking Co.
West Coast Bancorp
Heritage Financial Corp.
PremierWest Bancorp
Frontier Financial Corp.
Umpqua Holdings Corp.
Cascade Financial Corp.
CityBank
Sterling Financial Corp.
AmericanWest Bancorp
Banner Corp.
Columbia Banking System
Pacific Continental Corp.
Cowlitz Bancorp

(1) All public banks nationally excluding M&A targets with assets in the range $2B - $10B, franchise footprint population growth by MSA weighted by franchise deposits; Source SNL Financial LC / ESRI

(2) All publicly traded banks in ID, WA and OR

Opportunity:

Expand Share in Fast Growing Markets

Market Share

Market Share 2006	Central Oregon (Deschutes)	Northwest Oregon (Portland / Salem)	Southern Oregon (Jackson)	Greater Boise (Ada)
CRE Loans	**13.2%**	**.7% / 1.0%**	**4.9%**	**1.2%**
Construction Loans	**10.0%**	**.8% / 1.7%**	**5.0%**	**6.0%**
Deposits (reported as of June 30, 2006)	**33.5%**	**1.0% / 3.4%**	**1.2%**	**5.5%**

CASCADE BANCORP

Cascade Strategies

CACB:

Key Strategies

1. Top Tier Markets
2. Top Tier Bankers
3. Top Tier Technology



KEY STRATEGIES:

Top Tier Bankers

Top Tier Bankers

- Customer & Market Knowledge
- Reputation & Longevity
- Decision Making Authority
- Leadership in Community
- Pay for Performance

Employer of Choice

- Attracting & Retaining Top Tier Bankers

"Cascade is in control of its destiny; & each employee can impact that destiny"

- Top 20 Best Places to Work in Oregon

CASCADE BANCORP

KEY STRATEGIES:

Top-Tier Technology

"Enables Professional Bankers to Win Core Deposit Business"

- Longstanding Commitment to Top-Tier Technology
- Advanced IT Banking Services
  - Treasury Management
  - Internet, Image, CD Statements, etc.
  - Remote Capture
- Essential Platform for Business Banking

CASCADE BANCORP

Sustained Performance

SUSTAINED PERFORMANCE:

Total Assets



5 YR CAGR: 35.7%
489
578
735
1,005
1,270
2,249
2001
2002
2003
2004
2005
2006
($ Millions)

SUSTAINED PERFORMANCE:

Loan & Deposit Growth

5 YR CAGR

Loans: 34.9%

Deposits: 31.3%



$1,877
$1,662
Loans ➔
🡐 Deposits
2002
2003
2004
2005
2006

SUSTAINED PERFORMANCE:

Core Deposits

Strong Non-Interest Deposits


Time
19%
Non-Int
Checking
31%
IBC
10%
MMDA & Sav
40%

At December 31, 2006

SUSTAINED PERFORMANCE:

Strong Credit Quality

Loans Delinquent > 30 DAYS


1.00%
0.75%
0.50%
0.25%
0.00%
0.17%
0.04%
0.02%
0.02%
0.18%
2002
2003
2004
2005
2006

SUSTAINED PERFORMANCE:

Strong Credit Quality

NPA / Assets


0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2002
2003
2004
2005
2006
Peer
CACB

Peer: NWPEERS Banks: 700M – 3B

CASCADE BANCORP

SUSTAINED PERFORMANCE:

EPS Growth

5 Year CAGR: 24.5%


'08
Consensus Estimate
$1.64
13.1% YOY
'07
Consensus Estimate
$1.45
8.2% YOY
'06
$1.34
30.1% YOY
'05
$1.03
39.2% YOY

SUSTAINED PERFORMANCE:

Peer Analysis

Outperforming Peers - Q4 2006

	CACB	PEER*
ROA	1.80%	1.60%
ROE	15.9%	14.8%
NIM	5.54%	5.27%
Efficiency	46.2%	53.3%

* Peer: NW Banks: 700M – 3B (Peer data from Q1 '06)

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RECENT PERFORMANCE:

Fourth Quarter 2006

LINKED QUARTER

Balance Sheet (Millions)	Dec 2006	Sep 2006	% Change
Loans	$1,887	$1,872	0.8%
Deposits	$1,662	$1,630	2.0%
Income Statement (Millions)	**Q4 2006**	**Q3 2006**	**% Change**
Net Income	$10.2	$10.5*	-2.8%
Earnings Per Share	$0.36	$0.37*	- 3.0%
Net Interest Margin	5.54%	5.71%	-3.0%

* Q3 Included $.01 Gain on Sale of Securities

Central Oregon:
Deposits Track Real Estate Cycle

Real Estate Returning to More Sustainable Level



Bar Graph
Residential Mortgages Originated
(Deschutes County)
Line Graph
Deposit Growth Rate
(CACB – Deschutes County Only)
4,000
3,500
3,000
2,500
Residential Mortgages
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
Deposit Growth Rate per Quarter
Q1 04
Q4 04
Q4 05
Q4 06

Risk Management

RISK MANAGEMENT:

Real Estate Concentration

Reflects Cascade's Growth Markets


CRE
32%
Const/Dev
31%
Other
7%
Commercial
30%

December 2006

CASCADE BANCORP

RISK MANAGEMENT

Housing / Real Estate Prices

Comparative Median Home Prices

% of Major Western MSAs Average ($413,000)*

CACB Market	2000	Q4 06	Median
Bend	70%	83%	$352,000
Boise	50%	55%	$236,000
Medford (S. Oregon)	60%	59%	$250,000
Portland	72%	67%	$285,000
Salem	56%	52%	$223,000
Average CACB Market	**62%**	**63%**	**$269,000**

- Average of L.A., S.F., Seattle, Portland, Las Vegas, Phoenix
- Data sources: Nat'l & local Assoc Realtors + Local media

RISK MANAGEMENT:

Stable Net-Interest Margin


NIM
Prime Rate
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
8%
7%
6%
5%
4%
3%
Prime Rate
CACB Margin
Q1 04
Q2 04
Q3 04
Q4 04
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06

Q2 06 = First Quarter with acquisition of F&M

RISK MANAGEMENT:

Stable Net Interest Margin

CORE DEPOSITS – Mitigate Interest Rate Risk

- 31% Non-Interest Bearing

LOANS - Balanced Re-Pricing Profile

- 51% Floating Rate
- 35% Adjustable Rate
- 14% Fixed Rate

See cautionary information regarding forward looking statements

CASCADE BANCORP

2007 Priorities

CACB:

2007 Priorities

"Reload as Other Banker's Retrench"

Capitalize on slowing real estate cycle:

- Relationship Customer Prospecting
- Grow Market Share
- Disciplined Pricing

Position for double-digit growth:

- Add Top Tier Bankers
- Diversify with C&I + CRE

CASCADE BANCORP

CACB:

Acquirer of Choice

"Top Bank Footprint for the Future"

<u>Acquirer Of Choice:</u>

- Additive to Top Tier Footprint
- Accretive to EPS
- Community Bank Niche
- Market Share Opportunity
- Market Diversification


Northwest Oregon


Southwest Oregon

BANK OF THE
CASCADES

Everything's Possible


Central Oregon


Boise, Idaho